                                                                    EXHIBIT 99.1

                             JOINT FILER INFORMATION

                            Other Reporting Person(s)

1.   ESL PARTNERS, L.P.

Item                                   Information

Name:                                  ESL Partners, L.P.

Address:                               1170 Kane Concourse, Suite 200, Bay
                                       Harbor Islands, FL 33154

Designated Filer:                      Edward S. Lampert

Date of Event Requiring Statement      December 11, 2015
(Month/Day/Year):

Issuer Name and Ticker or Trading      Sears Holdings Corporation [SHLD]
Symbol:

Relationship of Reporting Person(s)    10% Owner
to Issuer:

If Amendment, Date Original Filed      Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:      Form filed by More than One Reporting
                                       Person

Signature:                             By:      RBS Partners, L.P.
                                       Its:     General Partner

                                       By:      ESL Investments, Inc.
                                       Its:     General Partner

                                       By:      /s/ Edward S. Lampert
                                                ---------------------
                                       Name:    Edward S. Lampert
                                       Title:   Chief Executive Officer
                                       Date:    December 15, 2015

2.   SPE I PARTNERS, LP

Item                                   Information

Name:                                  SPE I Partners, LP

Address:                               1170 Kane Concourse, Suite 200, Bay
                                       Harbor Islands, FL 33154

Designated Filer:                      Edward S. Lampert

Date of Event Requiring Statement      December 11, 2015
(Month/Day/Year):

Issuer Name and Ticker or Trading      Sears Holdings Corporation [SHLD]
Symbol:

Relationship of Reporting Person(s)    10% Owner
to Issuer:

If Amendment, Date Original Filed      Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:      Form filed by More than One Reporting
                                       Person

Signature:                             By:      RBS Partners, L.P.
                                       Its:     General Partner

                                       By:      ESL Investments, Inc.
                                       Its:     General Partner

                                       By:      /s/ Edward S. Lampert
                                                ---------------------
                                       Name:    Edward S. Lampert
                                       Title:   Chief Executive Officer
                                       Date:    December 15, 2015

3.   SPE MASTER I, LP

Item                                   Information

Name:                                  SPE Master I, LP

Address:                               1170 Kane Concourse, Suite 200, Bay
                                       Harbor Islands, FL 33154

Designated Filer:                      Edward S. Lampert

Date of Event Requiring Statement      December 11, 2015
(Month/Day/Year):

Issuer Name and Ticker or Trading      Sears Holdings Corporation [SHLD]
Symbol:

Relationship of Reporting Person(s)    10% Owner
to Issuer:

If Amendment, Date Original Filed      Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:      Form filed by More than One Reporting
                                       Person

Signature:                             By:      RBS Partners, L.P.
                                       Its:     General Partner

                                       By:      ESL Investments, Inc.
                                       Its:     General Partner

                                       By:      /s/ Edward S. Lampert
                                                ---------------------
                                       Name:    Edward S. Lampert
                                       Title:   Chief Executive Officer
                                       Date:    December 15, 2015

4.   RBS PARTNERS, L.P.

Item                                   Information

Name:                                  RBS Partners, L.P.

Address:                               1170 Kane Concourse, Suite 200, Bay
                                       Harbor Islands, FL 33154

Designated Filer:                      Edward S. Lampert

Date of Event Requiring Statement      December 11, 2015
(Month/Day/Year):

Issuer Name and Ticker or Trading      Sears Holdings Corporation [SHLD]
Symbol:

Relationship of Reporting Person(s)    10% Owner
to Issuer:

If Amendment, Date Original Filed      Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:      Form filed by More than One Reporting
                                       Person

Signature:                             By:      ESL Investments, Inc.
                                       Its:     General Partner

                                       By:      /s/ Edward S. Lampert
                                                ---------------------
                                       Name:    Edward S. Lampert
                                       Title:   Chief Executive Officer
                                       Date:    December 15, 2015

5.   ESL INVESTMENTS, INC.

Item                                   Information

Name:                                  ESL Investments, Inc.

Address:                               1170 Kane Concourse, Suite 200, Bay
                                       Harbor Islands, FL 33154

Designated Filer:                      Edward S. Lampert

Date of Event Requiring Statement      December 11, 2015
(Month/Day/Year):

Issuer Name and Ticker or Trading      Sears Holdings Corporation [SHLD]
Symbol:

Relationship of Reporting Person(s)    10% Owner
to Issuer:

If Amendment, Date Original Filed      Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:      Form filed by More than One Reporting
                                       Person

Signature:
                                       By:      /s/ Edward S. Lampert
                                                ---------------------
                                       Name:    Edward S. Lampert
                                       Title:   Chief Executive Officer
                                       Date:    December 15, 2015